Exhibit (q)

POWER OF ATTORNEY

The undersigned Officer of the Waycross Independent Trust, a Delaware trust, hereby constitutes and appoints each of Christopher Herb, Bo J. Howell, and Jonathan D. Burgess, as attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of April, 2025.

/s/ Matthew G. Bevin
Matthew G. Bevin

POWER OF ATTORNEY

The undersigned Trustee of the Waycross Independent Trust, a Delaware trust, hereby constitutes and appoints each of Matthew G. Bevin, Christopher Herb, Bo J. Howell, and Jonathan D. Burgess, as attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of April, 2025.

/s/ William Chandler

William Chandler

POWER OF ATTORNEY

The undersigned Trustee of the Waycross Independent Trust, a Delaware trust, hereby constitutes and appoints each of Matthew G. Bevin, Christopher Herb, Bo J. Howell, and Jonathan D. Burgess, as attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of April, 2025.

/s/ John Chilton
John Chilton

POWER OF ATTORNEY

The undersigned Trustee of the Waycross Independent Trust, a Delaware trust, hereby constitutes and appoints each of Matthew G. Bevin, Christopher Herb, Bo J. Howell, and Jonathan D. Burgess, as attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of April, 2025.

/s/ Vivek K. Sarin
Vivek K. Sarin

POWER OF ATTORNEY

The undersigned Trustee of the Waycross Independent Trust, a Delaware trust, hereby constitutes and appoints each of Matthew G. Bevin, Christopher Herb, Bo J. Howell, and Jonathan D. Burgess, as attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of April, 2025.

/s/ Larry J. Walker
Larry J. Walker